UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM	8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):	April 20, 2022

KAMAN CORPORATION
(Exact name of registrant as specified in its charter)

Connecticut	001-35419	06-0613548
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1332 Blue Hills Avenue,	Bloomfield,	Connecticut	06002
(Address of principal executive offices)			(Zip Code)

(860)	243-7100
(Registrant’s telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

    Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock ($1 par value per share)	KAMN	New York Stock Exchange LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 8.01. Other Events.

On April 20, 2022, the Company announced that its Board of Directors approved a new stock repurchase program relating to the repurchase of up to $50 million of the common stock, par value $1.00 per share, of the Company (the "Stock Repurchase Program"). Any stock repurchases made pursuant to the Stock Repurchase Program may be made through open-market and privately negotiated transactions, at times and in such amounts as management deems appropriate, including pursuant to one or more Rule 10b5‑1 trading plans adopted in accordance with Rule 10b5-1 promulgated under the Securities Exchange Act of 1934. Under a Rule 10b5-1 trading plan, the Company may repurchase its shares regardless of any subsequent possession of material nonpublic information. The Company intends to utilize the Stock Repurchase Program to limit future dilution from the issuance of shares under its employee stock plans, but the timing and actual amount of shares repurchased will depend on a variety of factors including stock price, market conditions, corporate and regulatory requirements, capital availability and other factors, including acquisition opportunities. The repurchase transactions are expected to be funded by cash on hand, cash generated by operations and the proceeds of borrowings under the Company's revolving credit facility. The Stock Repurchase Program replaces the authorization approved in April 2015. The full text of the Company's announcement is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is hereby incorporated herein by reference.

Item 9.01.    Financial Statements and Exhibits.

(d)    Exhibits

The following exhibits are filed as part of this report:

Exhibit	Description
99.1	Share Repurchase Program Press Release
104	Cover Page Interactive Data File, formatted in iXBRL and contained in Exhibit 101

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KAMAN CORPORATION

By:	/s/ James G. Coogan
James G. Coogan
Senior Vice President and Chief Financial Officer

Date: April 20, 2022